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                                                                    EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 333-63307.


                                          ARTHUR ANDERSEN LLP

TAMPA, FLORIDA

JULY 27, 1999